SUPPLEMENT TO THE INSTITUTIONAL CLASS PROSPECTUS
OF WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
For the Wells Fargo Ultra Short-Term Municipal Income Fund (the “Fund”)

Effective immediately, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fees	0.23%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.34%
Fee Waivers	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	0.25%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The Manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

After:
1 Year	$26
3 Years	$91
5 Years	$172
10 Years	$413

June 15, 2020	MIIT060/P1104SP